Exhibit 10.63

Execution Version

10th February 2011

CLEARSTREAM BANKING, SOCIÉTÉ ANONYME

CITIGROUP GLOBAL MARKETS LIMITED and COMMERZBANK

AKTIENGESELLSCHAFT acting as Arrangers

COMMERZBANK AG, FILIALE LUXEMBURG acting as Agent

SENIOR LEAD MANAGERS

as named herein

AND

LEAD MANAGERS

as named herein

AND

OTHERS

as named herein

THIRTIETH SUPPLEMENTAL AGREEMENT

Execution Version

CONTENTS

CLAUSE		PAGE

1.	DEFINITIONS	2

2.	INTERPRETATION	2

3.	RETIRING BANKS	2

4.	INCOMING NEW BANKS	2

5.	AMENDMENT	2

6.	REPRESENTATIONS AND WARRANTIES	3

7.	VALIDITY OF THE AGREEMENT	3

8.	FINANCE DOCUMENT	3

9.	ENTIRE AGREEMENT	3

10.	COUNTERPARTS	3

11.	LAW	3

12.	JURISDICTION	3

Execution Version

THIS THIRTIETH SUPPLEMENTAL AGREEMENT is dated 10th February 2011

BETWEEN:

(1)	CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, 42, avenue John F. Kennedy, L – 1855 Luxembourg, a corporation organised under the laws of Luxembourg (the Company);

(2)	COMMERZBANK AG, FILIALE LUXEMBURG (the Agent);

(3)	CITIGROUP GLOBAL MARKETS LIMITED (“CGML”) and COMMERZBANK AKTIENGESELLSCHAFT (“COMMERZBANK”) (the Arrangers);

(4)	BANK OF MONTREAL, BGL BNP PARIBAS S.A., CITIBANK, N.A., LONDON BRANCH, COMMERZBANK AG, FILIALE LUXEMBURG, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, INTESA SANPAOLO S.P.A., LONDON BRANCH, KBC BANK NV, LLOYDS TSB BANK PLC, NORDEA BANK FINLAND PLC, SUMITOMO MITSUI BANKING CORPORATION, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., AND ZURICH INSURANCE PLC, GERMAN BRANCH, (as Senior Lead Managers);

(5)	DANSKE BANK A/S, DEUTSCHE BANK LUXEMBOURG S.A., DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, ING BANK N.V., JPMORGAN CHASE BANK, N.A., UNICREDIT BANK AG, AND WESTLB AG (as Lead Managers);

(6)	THE BANKS as named in the L/C Agreement; and

(7)	BANK OF MONTREAL, ZURICH INSURANCE PLC, GERMAN BRANCH and KBC BANK NV (each a New Bank)

WHEREAS:

(A)	The Company entered into an agreement on 16 February 1995 with Banc of America Securities Limited as agent and arranger and with the Lead Managers and certain financial institutions named therein as Banks, to provide for the issuance of letters of credit, as such agreement was amended on 11th August 1995, 12th February 1996, 12th August 1996, 12th February 1997, 12th August 1997, 30th July 1999, 9th February 2000, 11th August 2000, 12th February 2001, 10th August 2001, 11th February 2002, 13th August 2002, 10th December 2002, 12th February 2003, 7th August 2003, 11th February 2004, 10th August 2004, 11th February 2005, 10th August 2005, 10th February 2006, 10th August 2006, 8th February 2007, 7th August 2007, 8th February 2008, 8th August 2008 , 13th February 2009, 10th August 2009, 10th February 2010 and 10th August 2010 (the L/C Agreement).

(B)	The parties to this Agreement have agreed by this Thirtieth Supplemental Agreement to allow each New Bank to become a Bank with effect from the Effective Date.

Execution Version

(C)	It has been agreed by the parties hereto that the L/C Agreement should be amended on the terms and subject to the conditions set out herein.

NOW IT IS AGREED as follows:

1.	DEFINITIONS

1.1	In this Agreement:

Amended L/C Agreement means the L/C Agreement as amended by this Agreement; and

Effective Date means 18th February 2011

2.	INTERPRETATION

2.1 Unless the context otherwise requires and save as mentioned below, words and expressions defined in, or to be construed in accordance with, the L/C Agreement shall have the same meaning and construction when used in this Agreement and, for the avoidance of doubt, the provisions of clause 1.2 (Construction) and 1.3 (Third Party Rights) of the L/C Agreement shall be deemed to be incorporated into this Agreement.

2.2 References in the L/C Agreement to “this Agreement” shall, with effect on and from the Effective Date and unless the context otherwise requires, be references to the L/C Agreement as amended by this Agreement and words such as “herein”, “hereof”, “hereunder”, “hereafter”, and “hereto”, where they appear in the L/C Agreement, shall be construed accordingly in this Agreement.

3.	RETIRING BANKS

With effect on and from the Effective Date, BANK OF MONTREAL IRELAND PLC and ZURICH VERSICHERUNG AG (DEUTSCHLAND) shall cease to be a Senior Lead Manager and a Bank, and SVENSKA HANDELSBANKEN AB (PUBL) LUXEMBOURG BRANCH and MIZUHO CORPORATE BANK LIMITED shall each cease to be a Bank, and shall be released from all obligations under the L/C Agreement owed to the other parties thereto, and shall release such other parties of all obligations under the L/C Agreement owed to them, except to the extent that such obligations have accrued prior to the Effective Date.

4.	INCOMING NEW BANKS

With effect on and from the Effective Date each New Bank shall become a Bank under the Amended L/C Agreement and shall assume all obligations under the Amended L/C Agreement owed to other parties thereto in its capacity as a Bank.

5.	AMENDMENT

With effect on and from the Effective Date, the L/C Agreement shall be amended as follows:

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Execution Version

5.1 in paragraph (a) of clause 2.1 (The Facility) of the L/C Agreement, the figure “US$ 3,000,000,000” shall be deleted and replaced with “US$ 2,750,000,000”;

5.2 in paragraph (a) of clause 9.1 (Letter of Credit Fee) of the L/C Agreement, the figure “0.125” shall be deleted and replaced with the figure “0.11”; and

5.3 in paragraph (b) of clause 7.2 (Voluntary cancellation) of the L/C Agreement, the words “or Annex C (as applicable)” shall be inserted after the words “Annex B”.

6.	REPRESENTATIONS AND WARRANTIES

The Company makes the representations and warranties in clause 15 (Representations) of the L/C Agreement to and for the benefit of each other party to this Agreement on the date hereof and, for the purposes of this Clause 6, any reference to the “Finance Documents” in clause 15 (Representations) of the L/C Agreement shall include this Agreement.

7.	VALIDITY OF THE AGREEMENT

All of the terms, covenants and conditions of the L/C Agreement shall remain in full force and effect, save as expressly amended or modified by this Agreement. As hereby amended and modified, the L/C Agreement is hereby confirmed in all respects.

8.	FINANCE DOCUMENT

The parties to this Agreement agree that with effect on and from the Effective Date, this Agreement will be a Finance Document (as defined in the Amended L/C Agreement).

9.	ENTIRE AGREEMENT

This Agreement supersedes any prior agreements and understandings between each of the parties hereto with respect to the subject matter hereof and, together with the Amended L/C Agreement and the other Finance Documents, is the complete agreement of each of the parties hereto with respect to the subject matter hereof.

10.	COUNTERPARTS

This Agreement may be signed in any number of counterparts each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Any party may enter into this Agreement by signing any such counterpart.

11.	LAW

This Agreement shall be governed by and construed in accordance with the law of the Grand-Duchy of Luxembourg.

12.	JURISDICTION

12.1 The parties to this Agreement agree that for the purposes of any legal action or proceeding arising out of or in connection with this Agreement or any Letter of Credit, they

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Execution Version

irrevocably submit to the jurisdiction of the courts of Luxembourg, Grand-Duchy of Luxembourg and the Company agrees that any writ, judgement or other notice of legal process shall be sufficiently served on it if delivered to its address provided under clause 26.2 (Addresses) of the Amended L/C Agreement.

12.2 The submission to such jurisdiction shall not and shall not be construed so as to limit the right of the Finance Parties or any of them to take proceedings against the Company in whatsoever jurisdiction in which the Company shall have assets situated for the time being nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdictions whether concurrently or not.

As WITNESS the signatures of the duly authorised representatives of the parties hereto the date and year first before written.

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Execution Version

EXECUTION PAGE

The Company

CLEARSTREAM BANKING, société anonyme

The Agent

COMMERZBANK AG, FILIALE LUXEMBURG

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

The Arrangers

CITIGROUP GLOBAL MARKETS LIMITED

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

COMMERZBANK AKTIENGESELLSCHAFT

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

Execution Version

EXECUTION PAGE

The Company

CLEARSTREAM BANKING, société anonyme

By:	/s/ Laurent Daniel
Name: Laurent Daniel

By:	/s/ Joao Amaral
Name: Joao Amaral

The Agent

COMMERZBANK AG, FILIALE LUXEMBURG

The Arrangers

CITIGROUP GLOBAL MARKETS LIMITED

COMMERZBANK AKTIENGESELLSCHAFT

Execution Version

The Senior Lead Managers

BANK OF MONTREAL

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

BGL BNP PARIBAS S.A.

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

CITIBANK, N.A., LONDON BRANCH

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

COMMERZBANK AG, FILIALE LUXEMBURG

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

INTESA SANPAOLO S.P.A., LONDON BRANCH

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

KBC BANK NV

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

Execution Version

LLOYDS TSB BANK PLC

NORDEA BANK FINLAND PLC

SUMITOMO MITSUI BANKING CORPORATION

ZURICH INSURANCE PLC, GERMAN BRANCH

Execution Version

The Lead Managers

DANSKE BANK A/S

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

DEUTSCHE BANK LUXEMBOURG S.A.

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

ING BANK N.V.

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

UNICREDIT BANK AG

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

WESTLB AG

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

Execution Version

The Banks

BANCA MONTE DEI PASCHI DI SIENA S.P.A., LONDON BRANCH

By:	/s/ illegible

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

By:	/s/ Esther Galiana
Name: Esther Galiana

By:	/s/ Jesus Cadenas
Name: Jesus Cadenas

BANK OF CHINA (HONG KONG) LIMITED

BANK OF MONTREAL IRELAND PLC

THE BANK OF TOKYO-MITSUBISHI UFJ, LIMITED

BANQUE ET CAISSE D’EPARGNE DE L’ETAT, LUXEMBOURG

BANQUE FEDERATIVE DU CREDIT MUTUEL

BARCLAYS BANK PLC

Execution Version

BGL BNP PARIBAS S.A.

Execution Version

The Banks

BANCA MONTE DEI PASCHI DI SIENA S.P.A., LONDON BRANCH

By:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

By:

BANK OF CHINA (HONG KONG) LIMITED

By:

BANK OF MONTREAL

By:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:

BANQUE ET CAISSE D’EPARGNE DE L’ETAT, LUXEMBOURG

By:

BANQUE FEDERATIVE DU CREDIT MUTUEL

By:

BARCLAYS BANK PLC

By:

Execution Version

BGL BNP PARIBAS S.A.

Execution Version

The Banks

BANCA MONTE DEI PASCHI DI SIENA S.P.A., LONDON BRANCH

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

BANK OF CHINA (HONG KONG) LIMITED

By /s/ Pong Yuon Pik Fiona Name: Pong Yuon Pik Fiona By /s/ Chin Lai Ngan Name: Chin Lai Ngan

BANK OF MONTREAL

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

BANQUE ET CAISSE D’EPARGNE DE L’ETAT, LUXEMBOURG

BANQUE FEDERATIVE DU CREDIT MUTUEL

BARCLAYS BANK PLC

Execution Version

BGL BNP PARIBAS S.A.

Execution Version

The Banks

BANCA MONTE DEI PASCHI DI SIENA S.P.A., LONDON BRANCH

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

BANK OF CHINA (HONG KONG) LIMITED

BANK OF MONTREAL

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

BANQUE ET CAISSE D’EPARGNE DE L’ETAT, LUXEMBOURG

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

BANQUE FEDERATIVE DU CREDIT MUTUEL

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

BARCLAYS BANK PLC

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

Execution Version

BGL BNP PARIBAS S.A.

Execution Version

CHINATRUST COMMERCIAL BANK CO. LTD.

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

CITIBANK, N.A., LONDON BRANCH

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

COMMERZBANK AG., FILIALE LUXEMBURG

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

DANSKE BANK A/S

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

DEUTSCHE BANK LUXEMBOURG S.A.

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

DEXIA BANQUE INTERNATIONALE À LUXEMBOURG S.A.

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

DNB NOR BANK ASA

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

Execution Version

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

DZ PRIVATBANK S.A.

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

HSBC TRINKAUS & BURKHARDT AG

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

ING BANK N.V.

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

INTESA SANPAOLO S.P.A., LONDON BRANCH

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

KBC BANK NV

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

LLOYDS TSB BANK PLC

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

Execution Version

NORDDEUTSCHE LANDESBANK LUXEMBOURG S.A.

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

NORDEA BANK FINLAND PLC

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

SKANDINAVISKA ENSKILDA BANKEN AB PUBL

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

SOCIÉTÉ GÉNÉRALE BANK AND TRUST S.A.

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

UBS AG

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

UNICREDIT BANK AG

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

WELLS FARGO BANK INTERNATIONAL

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

Execution Version

WESTLB AG

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director

ZURICH INSURANCE PLC, GERMAN BRANCH

By:	/s/ Dymitr Fedenczak
Name: Dymitr Fedenczak
Title: Director